Exhibit 10.2

FIRST AMENDMENT TO

REVOLVER ADVANCE AND PURPOSE AND ABILITY LINE OF CREDIT LOAN

AGREEMENT

(“First Amendment”)

                WHEREAS, HEARTLAND PAYMENT SYSTEMS, INC., a Delaware corporation (“Borrower”), and KEYBANK NATIONAL ASSOCIATION (“Bank”), entered into a certain Revolver Advance and Purpose and Ability Line of Credit Loan Agreement dated as of August 28, 2002 (the “Agreement”), and

                WHEREAS, the Borrower and the Bank have agreed to extend the maturity of the Revolver Advance facility and otherwise amend the Agreement by this First Amendment to Revolver Advance and Purpose and Ability Line of Credit Loan Agreement (“First Amendment’).

                NOW, THEREFORE, for valuable consideration received to their mutual satisfaction, the Borrower and the Bank hereby agree as follows:

                1.             The reference to “May 31, 2004” contained in Section 2.1(b) of the Agreement is hereby amended to be “May 31, 2005”. Accordingly, Revolver Advances are due and payable on May 31, 2005 or the earlier acceleration of the maturity of the Revolver Advance Note pursuant to the terms of the Agreement.

                2.             All references in the Agreement, including, without limitation, on Exhibit C, to Security Instruments shall be deemed to refer to such instruments as the same may be modified, amended or amended and restated from time to time.

                3.             Except as amended hereby, all provisions of the Agreement are ratified and confirmed and shall remain in full force and effect. All references in the Purpose and Ability Line of Credit Note, in the Revolver Advance Note and in the Security Instruments (including, without limitation, the Assignment of Contracts) to the Agreement shall mean the Agreement as amended by this First Amendment.

                4.             Borrower hereby represents and warrants to the Bank that: (a) Borrower has the legal power and authority to execute and deliver this First Amendment; (b) the officials executing this First Amendment have been duly authorized to execute and deliver the same and bind Borrower with respect to the provisions hereof; (c) the execution and delivery hereof by Borrower and the performance and observance by Borrower of the provisions hereof do not violate or conflict with the articles of incorporation or organizational agreements of Borrower or any law applicable to Borrower or result in a breach of any provisions of or constitute a default under any other agreement, instrument, or document binding upon or enforceable against Borrower; (d) there have been no changes in the Borrower’s organizational and/or governing documents nor in the shareholders, officers, or directors of Borrower since August 28, 2002; and (e) this First Amendment constitutes a valid and binding obligation upon Borrower in every respect.

                5.             In consideration of this First Amendment, Borrower hereby releases and discharges the Bank and its shareholders, directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, demands, liability and causes of action whatsoever, now known or unknown, up to the date of this First Amendment, arising out of or in any way related to the extension or administration of the Loans, the Agreement, the Notes, the Security Instruments, or any mortgage or security interest related thereto.

                6.             In consideration of this First Amendment, Borrower further agrees to, upon execution hereof, reimburse Bank for all out-of-pocket expenses incurred by Bank in connection with the preparation of this First Amendment, including but not limited to, all fees and expenses of legal counsel for the Bank, such reimbursement to be made concurrent with Borrower’s receipt of an invoice therefor.

                7.             This First Amendment shall be construed in accordance with the laws of the State o f Ohio without regard to principles of conflict of laws. Capitalized terms used herein and not defined herein shall have the meaning ascribed thereto in the Agreement.

                8.             JURY TRIAL WAIVER. BORROWER AND BANK EACH WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, BETWEEN BANK AND BORROWER ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO. THIS WAIVER SHALL NOT IN ANY WAY AFFECT, WAIVE, LIMIT, AMEND OR MODIFY BANK’S ABILITY TO PURSUE REMEDIES PURSUANT TO ANY CONFESSION OF JUDGMENT OR COGNOVIT PROVISION CONTAINED IN ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT BETWEEN BANK AND BORROWER.

                IN WITNESS WHEREOF, the Borrower and the Bank have each caused this First Amendment to be executed by their duly authorized officers as of the 6th day or November, 2003.

BORROWER	HEARTLAND PAYMENT SYSTEMS, INC., a Delaware corporation

	By:	/s/ Martin Uhle
Martin Uhle, President

BANK:	KEYBANK NATIONAL ASSOCIATION

	By:	/s/ Ernest L. Vallorz, Jr.
Ernest L. Vallorz, Jr., Senior Vice President